                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-01545

                      Eaton Vance Special Investment Trust
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[[NOTE TO FILERS: INSERT SHAREHOLDER REPORT HERE]]

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE
SMALL-CAP
GROWTH
FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE SMALL-CAP GROWTH FUND as of December 31, 2003

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]

Thomas E. Faust Jr.
President

Eaton Vance Small-Cap Growth Fund Class A shares had a total return of 30.20% for the year ended December 31, 2003. That return was the result of an increase in net asset value per share (NAV) from $9.37 on December 31, 2002, to $12.20 on December 31, 2003.(1)

Class B shares had a total return of 29.23% for the year ended December 31, 2003. That return was the result of an increase in NAV from $7.80 on December 31, 2002, to $10.08 on December 31, 2003.(1)

Class C shares had a total return of 29.12% for the year ended December 31, 2003. That return was the result of an increase in NAV from $7.59 on December 31, 2002, to $9.80 on December 31, 2003.(1)

The S&P SmallCap 600 Index - an unmanaged index of small-capitalization stocks - had a total return of 38.79% for the year ended December 31, 2003.(2)

A WELCOME RECOVERY IN THE U.S. EQUITY MARKET IN 2003...

During the year ended December 31, 2003, stocks posted their first positive finish since 1999, with the Dow Jones Industrial Average finishing 2003 with a gain of just over 25%.(2) After a shaky start to the year, fueled by concerns about the war in Iraq and mixed economic data, the market found its way back to positive territory amid a historically low interest rate environment and increasingly encouraging economic news. While stocks still have a long way to go towards recovering the significant losses of the three-year bear market, investor sentiment in 2003 appeared to be marked by relief and renewed enthusiasm. Since October 2002 - when the market bottomed - through year-end 2003, the Dow rose more than 45% and the Nasdaq Composite Index, which is composed primarily of more volatile growth stocks, was up 80%.(2)

A LONG-TERM INVESTMENT STRATEGY - AN INVESTOR'S BEST WEAPON AGAINST MARKET VOLATILITY ...

If the market's behavior over the past few years has illustrated one thing, it is the importance of a long-term investment strategy. We feel optimistic that the recovery we've seen in the U.S. equity markets to date can be sustained, and that investors can best take advantage of the opportunities this presents by sticking to a long-term horizon. Our analyst team stands poised to seek out further opportunities among small-cap growth stocks in the year ahead. As investors, we at Eaton Vance believe that the cornerstones of a good long-term investment program are broad diversification and research-driven stock selection. In the pages that follow, portfolio manager Toni Shimura discusses developments in the Fund and the small-cap growth market in 2003.

                                            Sincerely,

                                            /s/ Thomas E. Faust Jr.
                                            Thomas E. Faust Jr.
                                            President
                                            February 11, 2004

FUND INFORMATION
AS OF DECEMBER 31, 2003

PERFORMANCE(3)                                       CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                               30.20%     24.23%     28.12%
Five Years                                              7.01       N.A.       N.A.
Life of Fund+                                           9.82       0.48      -1.20

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                               22.74%     29.23%     29.12%
Five Years                                              5.75       N.A.       N.A.
Life of Fund+                                           8.90      -2.55      -1.20

+Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

TEN LARGEST HOLDINGS(4)

NTL, Inc.                                        3.3%
XM Satellite Radio Holdings, Inc.                2.9
Lam Research Corp.                               2.2
Martek Biosciences Corp.                         1.8
Kyphon, Inc.                                     1.7
Gen-Probe, Inc.                                  1.6
Cognizant Technology Solutions Corp.             1.4
NII Holdings, Inc.                               1.4
Transaction Systems Architects, Inc.             1.3
Yellow Roadway Corp.                             1.3

MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares and Class C shares.

(2) It is not possible to invest directly in an Index.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC.

(4) Ten largest holdings account for 18.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Because the Fund is actively managed, holdings are subject to change.

    Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. During 2003, small-cap stocks posted significant gains in the wake of economic improvements. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE SMALL-CAP GROWTH FUND as of December 31, 2003

MANAGEMENT DISCUSSION

[PHOTO OF TONI Y. SHIMURA]

Toni Y. Shimura
Portfolio Manager

AN INTERVIEW WITH TONI Y. SHIMURA, PORTFOLIO MANAGER OF SMALL-CAP GROWTH
PORTFOLIO

Q: TONI, AFTER A MULTI-YEAR DECLINE, THE STOCK MARKET FEATURED A STRONG RECOVERY
   IN 2003. HOW WOULD YOU CHARACTERIZE THE MARKET FOR SMALL-CAP GROWTH STOCKS?

A: The past year was a volatile, but rewarding period for long-term investors.
   The turnaround in U.S. and global stocks began in the spring of 2003, when it seemed that the U.S. and its allies were meeting with success in Iraq. As companies began to report earnings in the first half of the year, it became increasingly apparent that corporate earnings and cash flow growth were finally improving. The brighter profit picture boosted investor sentiment. Investors were further heartened by the tax cuts enacted by Congress, which lifted confidence and encouraged renewed consumer spending. Small-cap stocks responded especially well to the turn in the economy.

Q: YOU INDICATED THAT SMALL-CAP STOCKS HAVE RESPONDED WELL TO THE IMPROVING
   ECONOMY. COULD YOU EXPAND ON THAT THEME?

A: Yes. Because they occupy market niches and thrive on innovation, smaller companies are often more nimble and have greater flexibility to respond quickly to a change in the economy. In contrast, their larger-cap counterparts must sometimes wait longer for trends to confirm that a recovery is indeed under way. As a result, small-caps have often been among the market leaders in the early stages of a recovery, a pattern we saw at work in 2003.

Q: HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE DURING THE YEAR?

A: The Fund fared very well in 2003, reflecting the robust rally in the small-cap universe. The Portfolio had exposure to a diversified range of companies generating impressive earnings growth in a stronger economy. While some of the Portfolio's holdings are economically sensitive, others are in non-economically sensitive areas such as health care services, drugs and medical products; still others are tied to their own innovative product cycles. The above-average earnings growth of these companies was reflected in the Fund's strong performance.

[CHART]

FIVE LARGEST INDUSTRY WEIGHTINGS(1)

Broadcasting & Radio                   7.7%

Semiconductor Equipment                7.2%

Metals - Industrial                    6.1%

Telecommunications Services            5.8%

Medical - Biomed/Genetics              5.6%

(1) Because the Portfolio is actively managed, Five Largest Industry Weightings are subject to change.

   The Fund lagged its benchmark - the S&P SmallCap 600 Index(1) - which had a 38.79% return in 2003. Many of the Index's leading performers in 2003 were technology or telecom companies that bounced back strongly from difficult circumstances in the previous three years. In our view, many of those companies had a higher risk profile than we prefer; and they lacked the strong business fundamentals we typically look for. We therefore avoided these companies, which accounted for the Fund's RELATIVE underperformance.

Q: WHAT SECTORS, IN PARTICULAR, DROVE THE FUND'S PERFORMANCE IN 2003?

A: The Fund's strongest performing stocks were spread across a number of market sectors. For example, one of the Fund's best performers was a satellite radio company, which more than doubled its subscriber base, thanks to greater retail distribution and sales through auto manufacturers.

   In the health care sector, the Portfolio had an investment in an orthopedic device company, which generated strong revenue and earnings growth and turned in a strong performance. The company offers a highly effective treatment for spinal fractures, a common complication resulting from osteoporosis.

   Another area of strength was the communications sector. Some of the Portfolio's investments in wireless and cable service providers benefited because of better-than-expected subscriber growth and profitability during the year.

Q: WERE THERE ANY SECTORS THAT WERE UNDERPERFORMERS FOR THE PORTFOLIO?

A: Yes. As the pace of economic growth picked up throughout the year, investors shifted into more economically-sensitive sectors and away from some of the more defensive areas. As a consequence, companies with relatively stable earnings - such as information services companies - lagged within the Portfolio. Another area that encountered some headwind during the year was software companies focusing on the health care industry. Due to internal cost pressures, many hospitals have deferred expenditures in this area, which has hurt IT companies with ties to the health care sector.

Q: HOW HAVE YOU POSITIONED THE PORTFOLIO IN RECENT MONTHS?

A: Around the middle of 2003, we began to reposition the Portfolio with the expectation that, as economic growth continued to improve, companies would begin to increase their capital spending. Accordingly, we believed that the market would likely favor companies that would be beneficiaries of this trend, including technology, media, and industrial goods and services firms.

   We were also concerned that the growth in consumer spending, which has fueled economic growth over the past several years, could slow in comparison with corporate spending. As a result, we reduced the Portfolio's exposure to retail and interest-rate sensitive consumer discretionary stocks during 2003.

Q: SO YOU'VE CONTINUED TO INCREASE YOUR COMMITMENT TO TECHNOLOGY AND BIOTECH?

A: We look for companies that have positive fundamental drivers that can grow earnings in any market environment. Many technology and health care companies fit into this profile.

(1) It is not possible to invest directly in an Index.

Q:  YOU ALSO MENTIONED THAT THE PORTFOLIO HAD INVESTMENTS IN SOME
    NON-ECONOMICALLY SENSITIVE SECTORS. WAS THERE ANY SECTOR THAT STOOD OUT?

A: Yes. Reflecting its broad diversification, the Portfolio had investments in many areas where revenue growth is generally not dependent upon changes in the overall economy. For example, the Portfolio had some investments in medical device and emerging pharmaceutical companies. Typically, these companies are highly research-driven and tend to create products with a unique market niche.

    One such company produces novel nutritional supplements. The company's nutritional supplement for infant formulas has been shown to increase intelligence and improve vision in infants. The company has entered into licensing agreements with manufacturers representing two-thirds of the world's infant formula market.

    Elsewhere in the medical device area, the Portfolio had an investment in a manufacturer of advanced diagnostic products used in disease screening and blood testing. The company has FDA approvals for more than 50 products used to test for microorganisms, including a leading assay for HIV and hepatitis
    C. This company generated high, double-digit revenue growth in 2003.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE SMALL-CAP GROWTH FUND CLASS A VS. THE STANDARD & POOR'S SMALL CAP 600 INDEX*

January 31, 1997 -- December 31, 2003

                   EATON VANCE SMALL-CAP GROWTH FUND- CLASS A
                                Inception: 1/2/97

                EATON VANCE
                 SMALL-CAP        FUND, INCL.     S&P
                GROWTH FUND        MAXIMUM     SMALL-CAP
   DATE           CLASS A        SALES CHARGE     600
 1/31/1997         10,000            9,425      10,000
 2/28/1997          9,324            8,789       9,793
 3/31/1997          8,725            8,226       9,290
 4/30/1997          8,745            8,244       9,404
 5/31/1997         10,029            9,455      10,509
 6/30/1997         10,549            9,945      10,973
 7/31/1997         11,088           10,453      11,663
 8/31/1997         11,245           10,601      11,957
 9/30/1997         11,853           11,174      12,747
10/31/1997         11,412           10,758      12,197
11/30/1997         11,275           10,628      12,108
12/31/1997         11,692           11,022      12,353
 1/31/1998         11,573           10,910      12,112
 2/28/1998         12,490           11,775      13,215
 3/31/1998         13,063           12,314      13,720
 4/30/1998         13,289           12,528      13,801
 5/31/1998         12,404           11,693      13,070
 6/30/1998         13,052           12,304      13,108
 7/31/1998         12,318           11,612      12,106
 8/31/1998          9,997            9,424       9,769
 9/30/1998         10,806           10,187      10,367
10/31/1998         11,389           10,737      10,849
11/30/1998         12,188           11,490      11,459
12/31/1998         13,464           12,693      12,192
 1/31/1999         13,724           12,937      12,039
 2/28/1999         12,890           12,152      10,954
 3/31/1999         13,269           12,509      11,095
 4/30/1999         13,713           12,927      11,828
 5/31/1999         14,438           13,611      12,116
 6/30/1999         15,629           14,733      12,806
 7/31/1999         16,300           15,366      12,693
 8/31/1999         16,332           15,396      12,134
 9/30/1999         17,620           16,610      12,185
10/31/1999         20,553           19,375      12,155
11/30/1999         22,988           21,671      12,663
12/31/1999         28,158           26,545      13,704
 1/31/2000         26,877           25,337      13,279
 2/29/2000         32,140           30,298      15,058
 3/31/2000         37,703           35,542      14,501
 4/30/2000         32,239           30,391      14,252
 5/31/2000         30,217           28,485      13,830
 6/30/2000         36,541           34,447      14,648
 7/31/2000         34,160           32,203      14,288
 8/31/2000         36,942           34,826      15,555
 9/30/2000         35,243           33,224      15,131
10/31/2000         33,084           31,188      15,226
11/30/2000         26,795           25,259      13,641
12/31/2000         28,954           27,295      15,321
 1/31/2001         30,131           28,404      15,978
 2/28/2001         24,046           22,668      15,003
 3/31/2001         20,608           19,428      14,315
 4/30/2001         24,526           23,120      15,406
 5/31/2001         24,804           23,383      15,700
 6/30/2001         25,068           23,631      16,276
 7/31/2001         22,621           21,325      16,004
 8/31/2001         21,026           19,822      15,639
 9/30/2001         17,032           16,056      13,525
10/31/2001         19,199           18,099      14,246
11/30/2001         20,918           19,719      15,288
12/31/2001         21,955           20,697      16,323
 1/31/2002         20,841           19,646      16,465
 2/28/2002         19,261           18,158      16,182
 3/31/2002         20,577           19,398      17,460
 4/30/2002         19,339           18,231      17,953
 5/31/2002         18,332           17,282      17,210
 6/30/2002         16,985           16,012      16,320
 7/31/2002         14,709           13,866      14,015
 8/31/2002         14,895           14,042      14,148
 9/30/2002         13,981           13,180      13,282
10/31/2002         14,461           13,633      13,707
11/30/2002         15,499           14,611      14,422
12/31/2002         14,508           13,677      13,935
 1/31/2003         14,338           13,516      13,456
 2/28/2003         13,951           13,151      13,025
 3/31/2003         13,997           13,195      13,128
 4/30/2003         14,988           14,129      14,193
 5/31/2003         16,149           15,224      15,337
 6/30/2003         16,165           15,238      15,736
 7/31/2003         16,985           16,012      16,554
 8/31/2003         17,821           16,800      17,360
 9/30/2003         16,877           15,910      16,850
10/31/2003         18,332           17,282      18,310
11/30/2003         19,045           17,953      19,003
12/31/2003         18,890           17,807      19,340

PERFORMANCE**                                        CLASS A    CLASS B    CLASS C
----------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                                               30.20%     29.23%     29.12%
Five Years                                              7.01       N.A.       N.A.
Life of Fund+                                           9.82       0.48      -1.20

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                                               22.74%     24.23%     28.12%
Five Years                                              5.75       N.A.       N.A.
Life of Fund+                                           8.90      -2.55      -1.20

+ Inception dates: Class A: 1/2/97; Class B: 5/7/02; Class C: 5/3/02

* Sources: Thomson Financial. Investment operations commenced 1/2/97. The chart uses closest month-end after inception.

  The chart compares the Fund's total return with that of the S&P 600 SmallCap Index, an unmanaged index of common stocks of small capitalization companies trading in the U.S. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class B shares on 5/7/02 at NAV would have been worth $10,080 on December 31, 2003. $9,580, including the Fund's applicable CDSC. An investment in the Fund's Class C shares on 5/3/02 at NAV would have been worth $9,800 on December 31, 2003.

**Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC.

  Past Performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE SMALL-CAP GROWTH FUND as of December 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investment in Small-Cap Growth Portfolio, at value
   (identified cost, $13,284,157)                                             $   15,721,724
Receivable for Fund shares sold                                                      114,710
Receivable from the Administrator                                                     84,677
Prepaid expenses                                                                       7,045
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $   15,928,156
--------------------------------------------------------------------------------------------

LIABILITIES

Payable for Fund shares redeemed                                              $      102,689
Payable to affiliate for distribution and service fees                                   482
Payable to affiliate for Trustees' fees                                                   15
Accrued expenses                                                                      45,535
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $      148,721
--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $   15,779,435
--------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Paid-in capital                                                               $   17,381,777
Accumulated net realized loss from Portfolio (computed on the
   basis of identified cost)                                                      (4,039,909)
Net unrealized appreciation from Portfolio (computed on the
   basis of identified cost)                                                       2,437,567
--------------------------------------------------------------------------------------------
TOTAL                                                                         $   15,779,435
--------------------------------------------------------------------------------------------

CLASS A SHARES

NET ASSETS                                                                    $   11,103,300
SHARES OUTSTANDING                                                                   910,092
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        12.20
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $12.20)                                           $        12.94
--------------------------------------------------------------------------------------------

CLASS B SHARES

NET ASSETS                                                                    $    2,438,547
SHARES OUTSTANDING                                                                   241,969
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        10.08
--------------------------------------------------------------------------------------------

CLASS C SHARES

NET ASSETS                                                                    $    2,237,588
SHARES OUTSTANDING                                                                   228,230
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $         9.80
--------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME
Dividends allocated from Portfolio (net of foreign taxes, $615)               $       19,178
Interest allocated from Portfolio                                                      8,609
Expenses allocated from Portfolio                                                   (158,062)
--------------------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                            $     (130,275)
--------------------------------------------------------------------------------------------

EXPENSES

Administration fee                                                            $       19,256
Trustees' fees and expenses                                                              146
Distribution and service fees
   Class A                                                                            25,406
   Class B                                                                            10,800
   Class C                                                                            15,949
Registration fees                                                                     59,460
Transfer and dividend disbursing agent fees                                           38,934
Legal and accounting services                                                         25,988
Custodian fee                                                                         12,950
Printing and postage                                                                   7,910
Miscellaneous                                                                          5,651
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $      222,450
--------------------------------------------------------------------------------------------
Deduct --
   Waiver and reimbursement of expenses by the Administrator                  $      103,870
--------------------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                                      $      103,870
--------------------------------------------------------------------------------------------

NET EXPENSES                                                                  $      118,580
--------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                           $     (248,855)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO

Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $    1,563,066
--------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $    1,563,066
--------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $    2,099,650
   Foreign currency                                                                       26
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $    2,099,676
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $    3,662,742
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $    3,413,887
--------------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                         YEAR ENDED           YEAR ENDED
IN NET ASSETS                                               DECEMBER 31, 2003    DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                      $        (248,855)   $        (182,726)
   Net realized gain (loss)                                         1,563,066           (3,601,690)
   Net change in unrealized
      appreciation (depreciation)                                   2,099,676             (489,560)
--------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                          $       3,413,887    $      (4,273,976)
--------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                               $       3,873,507    $       7,522,622
      Class B                                                       1,972,244              501,082
      Class C                                                       1,201,395            1,211,631
   Cost of shares redeemed
      Class A                                                      (4,922,706)          (3,453,972)
      Class B                                                        (261,696)             (22,354)
      Class C                                                        (501,165)             (32,111)
--------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                                  $       1,361,579    $       5,726,898
--------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                  $       4,775,466    $       1,452,922
--------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                        $      11,003,969    $       9,551,047
--------------------------------------------------------------------------------------------------
AT END OF YEAR                                              $      15,779,435    $      11,003,969
--------------------------------------------------------------------------------------------------

                       See notes to financial statements.

FINANCIAL HIGHLIGHTS

                                                                                        CLASS A
                                                          ------------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                            2003(1)       2002(1)       2001(1)       2000(1)        1999
----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $    9.370    $   14.180    $   18.700    $   22.630    $   12.440
----------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS

Net investment income (loss)                              $   (0.187)   $   (0.189)   $   (0.192)   $   (0.303)   $    0.034
Net realized and unrealized gain (loss)                        3.017        (4.621)       (4.328)        1.781(2)     13.149
----------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $    2.830    $   (4.810)   $   (4.520)   $    1.478    $   13.183
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS

From net investment income                                $       --    $       --    $       --    $       --    $   (0.028)
From net realized gain                                            --            --            --        (5.408)       (2.965)
----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       $       --    $       --    $       --    $   (5.408)   $   (2.993)
----------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $   12.200    $    9.370    $   14.180    $   18.700    $   22.630
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                30.20%       (33.92)%      (24.17)%        2.83%       109.14%
----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                   $   11,103    $    9,426    $    9,551    $    2,669    $      738
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                              2.00%         2.00%         1.70%         1.89%         0.23%
   Net expenses after custodian fee reduction(4)                2.00%         2.00%         1.70%         1.70%           --
   Net investment income (loss)                                (1.78)%       (1.74)%       (1.36)%       (1.34)%        0.22%
Portfolio Turnover of the Portfolio                              308%          225%          117%           89%*          --
Portfolio Turnover of the Fund(5)                                 --            --            --            93%          149%

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee, a waiver and/or reimbursement of expenses by the Administrator and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                  2.81%         2.86%         2.76%         7.24%         7.79%
   Expenses after custodian fee reduction(4)                    2.81%         2.86%         2.76%         7.05%         7.56%
   Net investment loss                                         (2.59)%       (2.60)%       (2.43)%       (6.69)%       (7.34)%
Net investment loss per share                             $   (0.272)   $   (0.282)   $   (0.342)   $   (1.510)   $   (1.094)

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4) Includes the Fund's share of the Portfolio's allocated expenses since May 1, 2000.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
* For the period from the start of business, May 1, 2000, to December 31, 2000.

                       See notes to financial statements.

                                                                     CLASS B
                                                          ----------------------------
                                                             YEAR ENDED DECEMBER 31,
                                                          ----------------------------
                                                             2003(1)       2002(1)(2)
--------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $      7.800    $     10.000
--------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                       $     (0.231)   $     (0.134)
Net realized and unrealized gain (loss)                          2.511          (2.066)
--------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $      2.280    $     (2.200)
--------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                            $     10.080    $      7.800
--------------------------------------------------------------------------------------

TOTAL RETURN(3)                                                  29.23%         (22.00)%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                   $      2,439    $        459
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                2.75%           2.75%(5)
   Net investment loss                                           (2.54)%         (2.56)%(5)
Portfolio Turnover of the Portfolio                                308%            225%

+ The operating expenses of the Fund may reflect a waiver and/or reimbursement of expenses by the Administrator. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                    3.54%           4.10%(5)
   Net investment loss                                           (3.33)%         (3.91)%(5)
Net investment loss per share                             $     (0.303)   $     (0.205)

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements.

                                                                    CLASS C
                                                          ----------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------
                                                            2003(1)        2002(1)(2)
--------------------------------------------------------------------------------------
Net asset value -- Beginning of year                      $      7.590    $     10.000
--------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS

Net investment loss                                       $     (0.218)   $     (0.129)
Net realized and unrealized gain (loss)                          2.428          (2.281)
--------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                       $      2.210    $     (2.410)
--------------------------------------------------------------------------------------

Net asset value -- End of year                            $      9.800    $      7.590
--------------------------------------------------------------------------------------

Total Return(3)                                                  29.12%         (24.10)%
--------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+

Net assets, end of year (000's omitted)                   $      2,238    $      1,118
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                2.75%           2.75%(5)
   Net investment loss                                           (2.53)%         (2.53)%(5)
   Portfolio Turnover of the Portfolio                             308%            225%

+ The operating expenses of the Fund may reflect a waiver and/or reimbursement of expenses by the Administrator. Had such actions not been taken, net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                    3.55%           4.03%(5)
   Net investment loss                                           (3.33)%         (3.81)%(5)
Net investment loss per share                             $     (0.287)   $     (0.194)

(1) Net investment loss per share was computed using average shares outstanding.
(2) For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                       See notes to financial statements.

EATON VANCE SMALL-CAP GROWTH FUND as of December 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Eaton Vance Small-Cap Growth Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares: Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see
   Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Small-Cap Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (56.3% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

   B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

   C FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Fund, for federal income tax purposes, had a capital loss carryover of $4,011,598 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009, ($471,139) and December 31, 2010, ($3,540,459). During the year ended
   December 31, 2003 capital loss carryover of $1,170,462 was utilized to offset net realized gains. At December 31, 2003, the Fund did not have any undistributed ordinary income on a tax basis.

   D USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   E INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with the service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

   F EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

   G OTHER -- Investment transactions are accounted for on a trade-date basis.

2  DISTRIBUTIONS TO SHAREHOLDERS

   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, and at least one distribution annually of all or substantially all of the net realized capital gains allocated to the Fund by the Portfolio, (reduced by any available capital loss carryforwards from prior years) if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

3  SHARES OF BENEFICIAL INTEREST

   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------
CLASS A                                                       2003            2002
--------------------------------------------------------------------------------------
Sales                                                          367,053         652,396
Redemptions                                                   (463,324)       (319,634)
--------------------------------------------------------------------------------------
NET INCREASE (DECREASE)                                        (96,271)        332,762
--------------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------
CLASS B                                                       2003           2002(1)
--------------------------------------------------------------------------------------
Sales                                                          211,954          61,663
Redemptions                                                    (28,898)         (2,750)
--------------------------------------------------------------------------------------
NET INCREASE                                                   183,056          58,913
--------------------------------------------------------------------------------------

                                                            YEAR ENDED DECEMBER 31,
                                                          ----------------------------
CLASS C                                                       2003           2002(2)
--------------------------------------------------------------------------------------
Sales                                                          138,956         151,481
Redemptions                                                    (58,100)         (4,107)
--------------------------------------------------------------------------------------
NET INCREASE                                                    80,856         147,374
--------------------------------------------------------------------------------------

(1) For the period from commencement of offering of Class B shares, May 7, 2002 to December 31, 2002.
(2) For the period from commencement of offering of Class C shares, May 3, 2002 to December 31, 2002.

4  TRANSACTIONS WITH AFFILIATES

   Eaton Vance Management (EVM) earns an administration fee as compensation for providing the Fund with administrative services. The fee is at an annual rate of 0.15% of the Fund's average daily net assets and amounted to $19,256 for the year ended December 31, 2003, of which $19,193 was waived. Additionally, EVM voluntarily agreed to reimburse the Fund's operating expenses to the extent that they exceed 2.00% for Class A and 2.75% for Class B and C, after custodian fee credits, of the Fund's average daily net assets. For the year ended December 31, 2003, the reimbursement amounted to $84,677. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of the services. For the year ended December 31, 2003, EVM earned $3,319 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $6,475 as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2003.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5  DISTRIBUTION AND SERVICE PLANS

   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $8,100 and $11,962 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2003, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2003, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $74,000 and $99,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2003 amounted to $25,406, $2,700 and $3,987 for Class A, Class B, and Class C shares, respectively.

6  CONTINGENT DEFERRED SALES CHARGE

   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class B shares held for eight years (the "holding period") will automatically convert to the Fund's Class A shares. For purposes of this conversion, all distributions paid on Class B shares which the shareholder elects to reinvest in Class B shares will be considered to be held in a separate sub-account. Upon the conversion of Class B shares not acquired through the reinvestment of distributions, a pro rata portion of the Class B shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Class B shares being converted bear to the total of Class B shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $2,000 and $0 of CDSC paid by shareholders for Class B shares and Class C shares, for the year ended December 31, 2003.

7  INVESTMENT TRANSACTIONS

   Increases and decreases in the Fund's investment in the Portfolio aggregated $7,015,675 and $5,818,901, respectively, for the year ended December 31, 2003.

EATON VANCE SMALL-CAP GROWTH FUND as of December 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE SMALL-CAP GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Small-Cap Growth Fund, a series of Eaton Vance Special Investment Trust (the "Fund") at December 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

SMALL-CAP GROWTH PORTFOLIO as of December 31, 2003

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 97.2%

SECURITY                                                  SHARES          VALUE
--------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.4%

Armor Holdings, Inc.(1)                                          7,650    $    201,271
Esterline Technologies Corp.(1)                                  3,500          93,345
United Defense Industries, Inc.(1)                               3,000          95,640
--------------------------------------------------------------------------------------
                                                                          $    390,256
--------------------------------------------------------------------------------------

AUTO AND PARTS -- 2.1%

BorgWarner, Inc.                                                 2,300    $    195,661
Pep Boys - Manny, Moe & Jack (The)                               6,250         142,937
Wabash National Corp.(1)                                         8,875         260,037
--------------------------------------------------------------------------------------
                                                                          $    598,635
--------------------------------------------------------------------------------------

BANKS -- 1.3%

Franklin Bank Corp.(1)                                             100    $      1,900
PrivateBancorp, Inc.                                             1,700          77,384
Santander BanCorp                                                3,400          82,790
W Holding Co., Inc.                                             10,710         199,313
--------------------------------------------------------------------------------------
                                                                          $    361,387
--------------------------------------------------------------------------------------

BROADCASTING AND CABLE -- 0.3%

UnitedGlobalCom, Inc., Class A(1)                                8,900    $     75,472
--------------------------------------------------------------------------------------
                                                                          $     75,472
--------------------------------------------------------------------------------------

BROADCASTING AND RADIO -- 7.7%

Cumulus Media, Inc., Class A(1)                                 12,500    $    275,000
Emmis Communications Corp., Class A(1)                          10,900         294,845
Lin TV Corp., Class A(1)                                         6,700         172,927
Radio One, Inc.(1)                                              14,700         283,710
Salem Communications Corp., Class A(1)                             300           8,136
Sinclair Broadcast Group, Inc., Class A(1)                      19,200         286,464
XM Satellite Radio Holdings, Inc., Class A(1)                   31,200         822,432
--------------------------------------------------------------------------------------
                                                                          $  2,143,514
--------------------------------------------------------------------------------------

BUILDING AND CONSTRUCTION -- 3.1%

D.R. Horton, Inc.                                                4,300    $    186,018
Dycom Industries, Inc.(1)                                        3,600          96,552
JLG Industries, Inc.                                             5,600          85,288
Joy Global, Inc.                                                10,325         269,999
Martin Marietta Materials, Inc.                                  2,500         117,425
Standard-Pacific Corp.                                           2,500         121,375
--------------------------------------------------------------------------------------
                                                                          $    876,657
--------------------------------------------------------------------------------------

BUILDING MATERIALS -- 0.3%

Texas Industries, Inc.                                           2,600    $     96,200
--------------------------------------------------------------------------------------
                                                                          $     96,200
--------------------------------------------------------------------------------------

BUSINESS SERVICES -- 2.8%

eFunds, Corp.(1)                                                 9,114    $    158,128
LECG Corp.(1)                                                    4,200          96,138
Lionbridge Technologies, Inc.(1)                                15,600         149,916
Navigant Consulting, Inc.(1)                                     5,200          98,072
Satyam Computer Services Ltd. ADR                               10,000         293,300
--------------------------------------------------------------------------------------
                                                                          $    795,554
--------------------------------------------------------------------------------------

CHEMICALS -- 0.7%

Agrium, Inc.                                                     6,000    $     98,760
FMC Corp.(1)                                                     2,700          92,151
--------------------------------------------------------------------------------------
                                                                          $    190,911
--------------------------------------------------------------------------------------

COAL -- 1.4%

Arch Coal, Inc.                                                  6,000    $    187,020
Fording Canadian Coal Trust                                      2,800          99,456
Massey Energy Co.                                                4,400          91,520
--------------------------------------------------------------------------------------
                                                                          $    377,996
--------------------------------------------------------------------------------------

COMMERCIAL SERVICES -- 0.7%

CoStar Group, Inc.(1)                                            4,900    $    204,232
--------------------------------------------------------------------------------------
                                                                          $    204,232
--------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 1.6%

Avocent Corp.(1)                                                 3,200    $    116,864
Foundry Networks, Inc.(1)                                       10,000         273,600
Ixia(1)                                                          4,825          56,452
--------------------------------------------------------------------------------------
                                                                          $    446,916
--------------------------------------------------------------------------------------

COMPUTER EQUIPMENT -- 0.3%

Electronics for Imaging(1)                                       3,700    $     96,274
--------------------------------------------------------------------------------------
                                                                          $     96,274
--------------------------------------------------------------------------------------

COMPUTER SERVICES -- 2.5%

Anteon International Corp.(1)                                    2,500    $     90,125
Cognizant Technology Solutions Corp.(1)                          8,525         389,081
DigitalNet Holdings, Inc.(1)                                    10,700         208,650
--------------------------------------------------------------------------------------
                                                                          $    687,856
--------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                  SHARES          VALUE
--------------------------------------------------------------------------------------
COMPUTER SOFTWARE -- 2.5%

Ascential Software Corp.(1)                                      6,200    $    160,766
Aspect Communications Corp.(1)                                   6,325          99,682
Aspen Technology, Inc.(1)                                       13,500         138,510
Callidus Software, Inc.(1)                                       7,900         139,751
RADWARE Ltd.(1)                                                  3,525          96,056
Tumbleweed Communications Corp.(1)                               8,700          72,906
--------------------------------------------------------------------------------------
                                                                          $    707,671
--------------------------------------------------------------------------------------

CONSUMER SERVICES -- 0.2%

Regis Corp.                                                      1,700    $     67,184
--------------------------------------------------------------------------------------
                                                                          $     67,184
--------------------------------------------------------------------------------------

CONTAINERS AND PACKAGING -- 0.5%

Greif, Inc.                                                      2,200    $     78,122
Intertape Polymer Group, Inc.(1)                                 3,895          49,583
--------------------------------------------------------------------------------------
                                                                          $    127,705
--------------------------------------------------------------------------------------

DISTRIBUTION / WHOLESALE -- 0.3%

Central European Distribution Corp.(1)                           2,600    $     82,160
--------------------------------------------------------------------------------------
                                                                          $     82,160
--------------------------------------------------------------------------------------

DRUGS -- 2.7%

Eon Labs, Inc.(1)                                                2,825    $    143,934
Flamel Technologies SA ADR(1)                                    3,750         100,462
KV Pharmaceutical Co., Class A(1)                                2,250          57,375
Nabi Biopharmaceuticals(1)                                       4,100          52,111
Onyx Pharmaceuticals, Inc.(1)                                    4,425         124,918
Valeant Pharmaceuticals International                           10,375         260,931
--------------------------------------------------------------------------------------
                                                                          $    739,731
--------------------------------------------------------------------------------------

ELECTRONICS - EQUIPMENT -- 1.2%

Engineered Support Systems, Inc.                                 2,750    $    151,415
GrafTech International Ltd.(1)                                  13,200         178,200
--------------------------------------------------------------------------------------
                                                                          $    329,615
--------------------------------------------------------------------------------------

ELECTRONICS - INSTRUMENTS -- 0.9%

Hughes Supply, Inc.                                              1,800    $     89,316
Photon Dynamics, Inc.(1)                                         3,675         147,882
--------------------------------------------------------------------------------------
                                                                          $    237,198
--------------------------------------------------------------------------------------

ELECTRONICS - SEMICONDUCTORS -- 1.2%

Advanced Energy Industries, Inc.(1)                              2,900    $     75,545
OmniVision Technologies, Inc.(1)                                 3,800         209,950
Sigmatel, Inc.(1)                                                2,300          56,764
--------------------------------------------------------------------------------------
                                                                          $    342,259
--------------------------------------------------------------------------------------

ENGINEERING AND CONSTRUCTION -- 0.7%

McDermott International, Inc.(1)                                16,800    $    200,760
--------------------------------------------------------------------------------------
                                                                          $    200,760
--------------------------------------------------------------------------------------

FINANCIAL SERVICES -- 0.8%

Euronet Worldwide, Inc.(1)                                       5,200    $     93,600
First Marblehead Corp., (The)(1)                                 6,100         133,468
--------------------------------------------------------------------------------------
                                                                          $    227,068
--------------------------------------------------------------------------------------

FOOD - WHOLESALE / DISTRIBUTION -- 0.3%

Hain Celestial Group, Inc.(1)                                    3,475    $     80,655
--------------------------------------------------------------------------------------
                                                                          $     80,655
--------------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.2%

M & F Worldwide Corp.(1)                                         4,700    $     62,792
--------------------------------------------------------------------------------------
                                                                          $     62,792
--------------------------------------------------------------------------------------

GAMING -- 0.8%

Scientific Games Corp.(1)                                       12,975    $    220,705
--------------------------------------------------------------------------------------
                                                                          $    220,705
--------------------------------------------------------------------------------------

HEALTH SERVICES -- 4.9%

Beverly Enterprises, Inc.(1)                                    21,575    $    185,329
Covance, Inc.(1)                                                 8,000         214,400
DaVita, Inc.(1)                                                  5,600         218,400
Genesis HealthCare Corp.(1)                                      5,450         124,151
Kindred Healthcare, Inc.(1)                                      6,150         319,677
LCA-Vision, Inc.(1)                                              3,800          80,446
Psychiatric Solutions, Inc.(1)                                   4,400          91,960
United Surgical Partners International, Inc.(1)                  4,200         140,616
--------------------------------------------------------------------------------------
                                                                          $  1,374,979
--------------------------------------------------------------------------------------

HOTELS -- 0.3%

Choice Hotels International, Inc.(1)                             2,500    $     88,125
--------------------------------------------------------------------------------------
                                                                          $     88,125
--------------------------------------------------------------------------------------

                       See notes to financial statements.

SECURITY                                                  SHARES          VALUE
--------------------------------------------------------------------------------------
INSURANCE -- 0.4%

Max Re Capital Ltd.                                              5,500    $    123,420
--------------------------------------------------------------------------------------
                                                                          $    123,420
--------------------------------------------------------------------------------------

INTERNET - SOFTWARE -- 2.0%

Akamai Technologies, Inc.(1)                                    21,900    $    235,425
F5 Networks, Inc.(1)                                             5,350         134,285
Netopia, Inc.(1)                                                 5,600          81,648
SupportSoft, Inc.(1)                                             7,900         103,885
--------------------------------------------------------------------------------------
                                                                          $    555,243
--------------------------------------------------------------------------------------

INTERNET SERVICES -- 1.1%

Corillian Corp.(1)                                              21,700    $    136,927
Digitas, Inc.(1)                                                10,600          98,792
Infospace, Inc.(1)                                               2,600          59,930
--------------------------------------------------------------------------------------
                                                                          $    295,649
--------------------------------------------------------------------------------------

INVESTMENT SERVICES -- 0.7%

Knight Trading Group, Inc.(1)                                   12,800    $    187,392
--------------------------------------------------------------------------------------
                                                                          $    187,392
--------------------------------------------------------------------------------------

MACHINERY -- 0.8%

Thomas Industries, Inc.                                          2,300    $     79,718
UNOVA, Inc.(1)                                                   6,000         137,700
--------------------------------------------------------------------------------------
                                                                          $    217,418
--------------------------------------------------------------------------------------

MANUFACTURING -- 1.6%

Briggs and Stratton Corp.                                        1,200    $     80,880
Harsco Corp.                                                     3,700         162,134
Nordson Corp.                                                    3,375         116,539
Trinity Industries, Inc.                                         3,100          95,604
--------------------------------------------------------------------------------------
                                                                          $    455,157
--------------------------------------------------------------------------------------

MEDICAL - BIOMED / GENETICS -- 5.6%

Applera Corp. - Celera Genomics Group(1)                         5,800    $     80,678
Gen-Probe, Inc.(1)                                              12,650         461,345
Illumina, Inc.(1)                                               13,200          93,060
ImClone Systems, Inc.(1)                                         2,875         114,022
Invitrogen Corp.(1)                                              2,800         196,000
Martek Biosciences, Corp.(1)                                     7,850         510,015
MGI Pharma, Inc.(1)                                              2,500         102,875
--------------------------------------------------------------------------------------
                                                                          $  1,557,995
--------------------------------------------------------------------------------------

MEDICAL PRODUCTS -- 4.4%

Align Technology, Inc.(1)                                        3,700    $     61,124
Celgene Corp.(1)                                                 2,475         111,425
Dade Behring Holdings, Inc.(1)                                   6,800         243,032
I-Flow Corp.(1)                                                  9,300         129,363
I-Stat Corp.(1)                                                  4,900          74,970
Kyphon, Inc.(1)                                                 19,200         476,736
Wright Medical Group, Inc.(1)                                    3,900         118,716
--------------------------------------------------------------------------------------
                                                                          $  1,215,366
--------------------------------------------------------------------------------------

METALS -- 0.9%

Coeur d'Alene Mines Corp.(1)                                    25,050    $    144,789
Glamis Gold Ltd.(1)                                              5,550          95,016
--------------------------------------------------------------------------------------
                                                                          $    239,805
--------------------------------------------------------------------------------------

METALS - INDUSTRIAL -- 6.1%

Allegheny Technologies, Inc.                                    14,700    $    194,334
Cameco Corp.                                                     2,800         161,280
Century Aluminum Co.(1)                                          6,200         117,862
International Steel Group, Inc.(1)                               3,200         124,640
Metal Management, Inc.(1)                                        5,300         195,729
Reliance Steel & Aluminum Co.                                    1,900          63,099
Schnitzer Steel Industries, Inc.                                 2,250         136,125
Southern Peru Copper Corp.                                       3,375         159,165
Steel Dynamics, Inc.(1)                                         11,900         279,531
Stillwater Mining Co.(1)                                        18,775         179,677
United States Steel Corp.                                        2,900         101,558
--------------------------------------------------------------------------------------
                                                                          $  1,713,000
--------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 2.1%

CARBO Ceramics, Inc.                                             3,500    $    179,375
Grant Prideco, Inc.(1)                                          10,400         135,408
Matrix Service Co.(1)                                            9,600         174,240
Varco International, Inc.(1)                                     4,900         101,087
--------------------------------------------------------------------------------------
                                                                          $    590,110
--------------------------------------------------------------------------------------

OIL AND GAS - EXPLORATION AND PRODUCTION -- 4.9%

Comstock Resources, Inc.(1)                                     10,100    $    194,930
Newfield Exploration Co.(1)                                      2,600         115,804
Noble Energy, Inc.                                               2,200          97,746
Patina Oil & Gas Corp.                                           3,900         191,061
Patterson-UTI Energy, Inc.(1)                                    3,600         118,512
Petroleum Development Corp.(1)                                   6,800         161,160

                       See notes to financial statements.

SECURITY                                                  SHARES          VALUE
--------------------------------------------------------------------------------------
OIL AND GAS - EXPLORATION AND PRODUCTION (CONTINUED)

Southwestern Energy Co.(1)                                       6,300    $    150,570
Swift Energy Co.(1)                                              3,900          65,715
Tom Brown, Inc.(1)                                               5,100         164,475
Westport Resources Corp.(1)                                      3,200          95,552
--------------------------------------------------------------------------------------
                                                                          $  1,355,525
--------------------------------------------------------------------------------------

PAPER AND FOREST PRODUCTS -- 1.1%

Caraustar Industries, Inc.(1)                                    7,800    $    107,640
Louisiana-Pacific Corp.(1)                                       6,200         110,856
Universal Forest Products, Inc.                                  3,100          99,758
--------------------------------------------------------------------------------------
                                                                          $    318,254
--------------------------------------------------------------------------------------

PUBLISHING -- 0.2%

Thomas Nelson, Inc.                                              3,200    $     61,856
--------------------------------------------------------------------------------------
                                                                          $     61,856
--------------------------------------------------------------------------------------

REITS -- 0.3%

Highland Hospitality Corp.(1)                                    6,600    $     71,940
--------------------------------------------------------------------------------------
                                                                          $     71,940
--------------------------------------------------------------------------------------

RETAIL -- 0.9%

Linens 'N Things, Inc.(1)                                        4,100    $    123,328
Nu Skin Enterprises, Inc. Class A                                7,750         132,448
--------------------------------------------------------------------------------------
                                                                          $    255,776
--------------------------------------------------------------------------------------

RETAIL - RESTAURANTS -- 0.5%

Buffalo Wild Wings, Inc.(1)                                        800    $     20,760
Red Robin Gourmet Burgers, Inc.(1)                               3,500         106,540
--------------------------------------------------------------------------------------
                                                                          $    127,300
--------------------------------------------------------------------------------------

SEMICONDUCTOR EQUIPMENT -- 7.2%

ASE Test Ltd.(1)                                                 8,500    $    127,245
August Technology Corp.(1)                                      13,300         246,715
Diodes, Inc.(1)                                                  3,900          74,100
Fairchild Semiconductor International, Inc.(1)                   8,300         207,251
Lam Research Corp.(1)                                           19,400         626,620
LTX, Corp.(1)                                                   13,200         198,396
Mattson Technology, Inc.(1)                                      7,800          95,316
Merix Corp.(1)                                                  11,800         289,454
Tessera Technologies, Inc.(1)                                    7,600         142,956
--------------------------------------------------------------------------------------
                                                                          $  2,008,053
--------------------------------------------------------------------------------------

SOFTWARE SERVICES -- 3.6%

Epicor Software Corp.(1)                                        14,800    $    188,848
FileNET Corp.(1)                                                 9,100         246,428
Novell, Inc.(1)                                                 18,575         195,409
Transaction Systems Architects, Inc.(1)                         16,800         380,184
--------------------------------------------------------------------------------------
                                                                          $  1,010,869
--------------------------------------------------------------------------------------

TELECOMMUNICATIONS - EQUIPMENT -- 0.4%

Sierra Wireless, Inc.(1)                                         7,525    $    115,735
--------------------------------------------------------------------------------------
                                                                          $    115,735
--------------------------------------------------------------------------------------

TELECOMMUNICATIONS - SERVICES -- 5.8%

NII Holdings, Inc., Class B(1)                                   5,200    $    388,076
NTL, Inc.(1)                                                    13,446         937,859
Philippine Long Distance Telephone Co. ADR(1)                    6,000         104,520
Primus Telecommunications Group, Inc.(1)                         5,400          54,972
Telesystem International Wireless, Inc.(1)                       5,000          41,700
Time Warner Telecom, Inc., Class A(1)                            8,100          82,053
--------------------------------------------------------------------------------------
                                                                          $  1,609,180
--------------------------------------------------------------------------------------

TRANSPORTATION -- 2.6%

Overseas Shipholding Group                                       3,900    $    132,795
Sirva, Inc.(1)                                                   4,825          94,281
Teekay Shipping Corp.                                            2,500         142,575
Yellow Roadway Corp.(1)                                         10,100         365,317
--------------------------------------------------------------------------------------
                                                                          $    734,968
--------------------------------------------------------------------------------------

TRAVEL SERVICES -- 0.3%

Orbitz, Inc., Class A(1)                                         3,700    $     85,840
--------------------------------------------------------------------------------------
                                                                          $     85,840
--------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $22,788,486)                                          $ 27,136,318
--------------------------------------------------------------------------------------

                       See notes to financial statements.

SHORT-TERM INVESTMENTS -- 3.6%

                                                          PRINCIPAL
                                                          AMOUNT
SECURITY                                                  (000'S OMITTED)    VALUE
-----------------------------------------------------------------------------------------
Investors Bank and Trust Time Deposit, 1.01%, 1/2/04      $         1,013    $  1,013,000
-----------------------------------------------------------------------------------------

TOTAL SHORT-TERM INVESTMENTS
   (AT AMORTIZED COST, $1,013,000)                                           $  1,013,000
-----------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 100.8%
   (IDENTIFIED COST $23,801,486)                                             $ 28,149,318
-----------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- (0.8)%                                     $   (229,613)
-----------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                         $ 27,919,705
-----------------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1) Non-income producing security.

                       See notes to financial statements.

SMALL-CAP GROWTH PORTFOLIO as of December 31, 2003

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS

Investments, at value (identified cost, $23,801,486)                       $   28,149,318
Cash                                                                                  438
Receivable for investments sold                                                   572,352
Interest and dividends receivable                                                   4,603
Tax reclaim receivable                                                                247
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $   28,726,958
-----------------------------------------------------------------------------------------

LIABILITIES

Payable for investments purchased                                          $      795,795
Payable to affiliate for Trustees' fees                                                15
Accrued expenses                                                                   11,443
-----------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                          $      807,253
-----------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO                  $   27,919,705
-----------------------------------------------------------------------------------------

SOURCES OF NET ASSETS

Net proceeds from capital contributions and withdrawals                    $   23,571,828
Net unrealized appreciation (computed on the basis of identified cost)          4,347,877
-----------------------------------------------------------------------------------------
TOTAL                                                                      $   27,919,705
-----------------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

INVESTMENT INCOME

Dividends (net of foreign taxes, $1,110)                                   $       34,792
Interest                                                                           15,657
-----------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                    $       50,449
-----------------------------------------------------------------------------------------

EXPENSES

Investment adviser fee                                                     $      174,289
Trustees' fees and expenses                                                           146
Custodian fee                                                                      75,080
Legal and accounting services                                                      31,786
Miscellaneous                                                                       5,070
-----------------------------------------------------------------------------------------
TOTAL EXPENSES                                                             $      286,371
-----------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                        $     (235,922)
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) --
   Investment transactions (identified cost basis)                         $    3,041,595
-----------------------------------------------------------------------------------------
NET REALIZED GAIN                                                          $    3,041,595
-----------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                     $    3,620,110
   Foreign currency                                                                    45
-----------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       $    3,620,155
-----------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                           $    6,661,750
-----------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                 $    6,425,828
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                       YEAR ENDED           YEAR ENDED
IN NET ASSETS                                             DECEMBER 31, 2003    DECEMBER 31, 2002
------------------------------------------------------------------------------------------------
From operations --
   Net investment loss                                    $        (235,922)   $        (173,256)
   Net realized gain (loss)                                       3,041,595           (6,356,380)
   Net change in unrealized
      appreciation (depreciation)                                 3,620,155           (1,163,318)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                        $       6,425,828    $      (7,692,954)
------------------------------------------------------------------------------------------------
Capital transactions --
   Contributions                                          $      10,063,797    $      16,678,057
   Withdrawals                                                   (8,329,021)          (8,284,214)
------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                                   $       1,734,776    $       8,393,843
------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                                $       8,160,604    $         700,889
------------------------------------------------------------------------------------------------

NET ASSETS

At beginning of year                                      $      19,759,101    $      19,058,212
------------------------------------------------------------------------------------------------
AT END OF YEAR                                            $      27,919,705    $      19,759,101
------------------------------------------------------------------------------------------------

                       See notes to financial statements.

SUPPLEMENTARY DATA

                                                                      YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------
                                                            2003         2002         2001        2000(1)
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+

Ratios (As a percentage of average daily net assets):
   Net expenses                                               1.23%        1.18%        1.23%        2.22%(2)
   Net expenses after custodian fee reduction                 1.23%        1.18%        1.23%        2.07%(2)
   Net investment loss                                       (1.01)%      (0.91)%      (0.88)%      (1.58)%(2)
Portfolio Turnover                                             308%         225%         117%          89%
---------------------------------------------------------------------------------------------------------
TOTAL RETURN*                                                31.20%      (33.36)%     (23.80)%         --
---------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                   $ 27,920     $ 19,759     $ 19,058     $  6,535
---------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio for the period ended December 31, 2000 reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                                                          2.96%(2)
   Expenses after custodian fee reduction                                                            2.81%(2)
   Net investment loss                                                                              (2.32)%(2)

(1) For the period from the start of business, May 1, 2000, to December 31, 2000.
(2) Annualized.
* Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       See notes to financial statements.

SMALL-CAP GROWTH PORTFOLIO as of December 31, 2003

NOTES TO FINANCIAL STATEMENTS

1  SIGNIFICANT ACCOUNTING POLICIES

   Small-Cap Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks long-term capital appreciation by investing in publicly traded stocks of small companies that are expected to achieve earnings growth over the long-term that substantially exceeds the average of all publicly traded companies in the United States. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2003, the Eaton Vance Small-Cap Growth Fund held an approximate 56.3% interest in the Portfolio and two other investors owned an interest greater than 10% that aggregated 32.1%. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A INVESTMENT VALUATIONS -- Securities listed on foreign or U.S. securities exchanges are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices on the principal market where the security was traded. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

   B INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

   C INCOME TAXES -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses on the Statement of Operations. For the year ended December 31, 2003, there were no credit balances used to reduce the Portfolio's custodian fee.

   E OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

   F USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

   G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2  INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Pursuant to the advisory agreement, BMR receives a monthly fee at the annual rate of 0.75% of the Portfolio's average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2003, the fee was equivalent to 0.75% of the Portfolio's average daily net assets and amounted to $174,289. Except as to the Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2003, no amounts have been deferred.

3  INVESTMENT TRANSACTIONS

   Purchases and sales of investments, other than short-term obligations, aggregated $69,184,550 and $67,461,684, respectively, for the year ended December 31, 2003.

4  FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                                            $  23,829,796
-----------------------------------------------------------------------
Gross unrealized appreciation                             $   4,456,232

Gross unrealized depreciation                                  (136,710)
-----------------------------------------------------------------------

NET UNREALIZED APPRECIATION                               $   4,319,522
-----------------------------------------------------------------------

   The net unrealized appreciation of foreign currency at December 31, 2003 was $45.

5  LINE OF CREDIT

   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2003.

SMALL-CAP GROWTH PORTFOLIO as of December 31, 2003

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF SMALL-CAP GROWTH PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Small-Cap Growth Portfolio (the "Portfolio") at December 31, 2003, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 24, 2004

EATON VANCE SMALL-CAP GROWTH FUND

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Small-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corporation, "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

                         POSITION(S)      TERM OF                                     NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                     IN FUND COMPLEX
      NAME AND            TRUST AND      LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO     SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee     Trustee of the  Chairman, President and Chief           193            Director of National
11/28/59                                 Trust since   Executive Officer of National                           Financial Partners
                                        1998; of the   Financial Partners (financial
                                          Portfolio    services company) (since
                                         since 2000    April 1999). President and
                                                       Chief Operating Officer of
                                                       John A. Levin & Co.
                                                       (registered investment
                                                       advisor) (July 1997 to April
                                                       1999) and a Director of
                                                       Baker, Fentress & Company,
                                                       which owns John A. Levin &
                                                       Co. (July 1997 to April
                                                       1999). Ms. Bibliowicz is an
                                                       interested person because of
                                                       her affiliation with a
                                                       brokerage firm.

James B. Hawkes            Trustee     Trustee of the  Chairman, President and Chief           195               Director of EVC
11/9/41                                  Trust since   Executive Officer of BMR,
                                        1989; of the   EVC, EVM and EV; Director of
                                          Portfolio    EV; Vice President and
                                         since 2000    Director of EVD. Trustee
                                                       and/or officer of 195
                                                       registered investment
                                                       companies in the Eaton Vance
                                                       Fund Complex. Mr. Hawkes is
                                                       an interested person because
                                                       of his positions with BMR,
                                                       EVM, EVC and EV, which are
                                                       affiliates of the Fund and
                                                       the Portfolio.

                         POSITION(S)      TERM OF                                     NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                     IN FUND COMPLEX
      NAME AND            TRUST AND      LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO     SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S)

Samuel L. Hayes, III       Trustee     Trustee of the  Jacob H. Schiff Professor of            195           Director of Tiffany &
2/23/35                                  Trust since   Investment Banking Emeritus,                         Co. (specialty retailer)
                                        1989; of the   Harvard University Graduate                            and of Telect, Inc.
                                          Portfolio    School of Business                                     (telecommunication
                                         since 2000    Administration.                                         services company)

William H. Park            Trustee       Since 2003    President and Chief Executive           192                    None
9/19/47                                                Officer, Prizm Capital
                                                       Management, LLC (investment
                                                       management firm) (since
                                                       2002). Executive Vice
                                                       President and Chief Financial
                                                       Officer, United Asset
                                                       Management Corporation (a
                                                       holding company owning
                                                       institutional investment
                                                       management firms)
                                                       (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003    Professor of Law, Georgetown            192                    None
7/10/40                                                University Law Center (since
                                                       1999). Tax Partner, Covington
                                                       & Burling, Washington, DC
                                                       (1991-2000).

                         POSITION(S)      TERM OF                                     NUMBER OF PORTFOLIOS
                          WITH THE       OFFICE AND                                     IN FUND COMPLEX
      NAME AND            TRUST AND      LENGTH OF        PRINCIPAL OCCUPATION(S)          OVERSEEN BY
   DATE OF BIRTH        THE PORTFOLIO     SERVICE         DURING PAST FIVE YEARS            TRUSTEE(1)      OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEE(S) (CONTINUED)

Norton H. Reamer           Trustee     Trustee of the  President, Chief Executive              195                    None
9/21/35                                  Trust since   Officer and a Director of
                                        1989 and the   Asset Management Finance
                                          Portfolio    Corp. (a specialty finance
                                         since 2000    company serving the
                                                       investment management
                                                       industry) (since October
                                                       2003). President, Unicorn
                                                       Corporation (an investment
                                                       and financial advisory
                                                       services company) (since
                                                       September 2000). Formerly,
                                                       Chairman, Hellman, Jordan
                                                       Management Co., Inc. (an
                                                       investment management
                                                       company) (2000-2003).
                                                       Formerly, Advisory Director
                                                       of Berkshire Capital
                                                       Corporation (investment
                                                       banking firm) (2002-2003).
                                                       Formerly, Chairman of the
                                                       Board, United Asset
                                                       Management Corporation (a
                                                       holding company owning
                                                       institutional investment
                                                       management firms) and
                                                       Chairman, President and
                                                       Director, UAM Funds (mutual
                                                       funds) (1980-2000).

Lynn A. Stout              Trustee     Trustee of the  Professor of Law, University            195                    None
9/14/57                                  Trust since   of California at Los Angeles
                                        1998; of the   School of Law (since July
                                          Portfolio    2001). Formerly, Professor of
                                         since 2000    Law, Georgetown University
                                                       Law Center

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                             POSITION(S)                      TERM OF
                              WITH THE                       OFFICE AND
       NAME AND               TRUST AND                      LENGTH OF                             PRINCIPAL OCCUPATION(S)
    DATE OF BIRTH           THE PORTFOLIO                     SERVICE                              DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.     President of the Trust               Since 2002               Executive Vice President of EVM, BMR, EVC, and
5/31/58                                                                               EV; Chief Investment Officer of EVM and BMR
                                                                                      and Director of EVC. Chief Executive Officer
                                                                                      of Belair Capital Fund LLC, Belcrest Capital
                                                                                      Fund LLC, Belmar Capital Fund LLC, Belport
                                                                                      Capital Fund LLC and Belrose Capital Fund LLC
                                                                                      (private investment companies sponsored by
                                                                                      EVM). Officer of 54 registered investment
                                                                                      companies managed by EVM or BMR.

Duke E. Laflamme          Vice President of                  Since 2001               Vice President of EVM and BMR. Officer of 11
7/8/69                        the Trust                                               registered investment companies managed by EVM
                                                                                      or BMR.

Thomas H. Luster          Vice President of                  Since 2002               Vice President of EVM and BMR. Officer of 15
4/8/62                        the Trust                                               registered investment companies managed by EVM
                                                                                      and BMR.

Duncan W. Richardson         President of                    Since 2002               Senior Vice President and Chief Equity
10/26/57                    the Portfolio                                             Investment Officer of EVM and BMR. Officer of
                                                                                      42 registered investment companies managed by
                                                                                      EVM or BMR.

Toni Y. Shimura           Vice President of                  Since 2003               Vice President of EVM and BMR. Previously,
2/3/52                      the Portfolio                                             Senior Vice President and Portfolio Manager
                                                                                      with Massachusetts Financial Services Company
                                                                                      (1993-2002). Officer of 3 registered
                                                                                      investment companies managed by EVM or BMR.

Alan R. Dynner                Secretary          Secretary of the Trust since 1997;   Vice President, Secretary and Chief Legal
10/10/40                                            of the Portfolio since 2000       Officer of BMR, EVM, EVD, EV and EVC. Officer
                                                                                      of 195 registered investment companies managed
                                                                                      by EVM or BMR.

William J. Austin, Jr.     Treasurer of the                Since 2002(2)              Vice President of EVM and BMR. Officer of 58
12/27/51                      Portfolio                                               registered investment companies managed by EVM
                                                                                      or BMR.

James L. O'Connor         Treasurer of Trust                 Since 1989               Vice President of BMR, EVM and EVD. Officer of
4/1/45                                                                                116 registered investment companies managed by
                                                                                      EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Mr. Austin served as Assistant Treasurer of the Portfolio since 2000.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

                INVESTMENT ADVISER OF SMALL-CAP GROWTH PORTFOLIO
                         BOSTON MANAGEMENT AND RESEARCH
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

               ADMINISTRATOR OF EATON VANCE SMALL-CAP GROWTH FUND
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 (800) 262-1122

                             INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                                 125 HIGH STREET
                                BOSTON, MA 02110


                        EATON VANCE SMALL-CAP GROWTH FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS DISTRIBUTION PLAN,
   SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU
                              INVEST OR SEND MONEY.

164-2/04                                                                 SCGSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES


(a)-(d)

The following table presents aggregate fees billed to the registrant for the fiscal years ended December 31, 2002, and 2003 by the registrant's principal accountant for professional services rendered for the audit of the registrant's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

YEARS ENDED DECEMBER 31,         2003               2002
--------------------------------------------------------------
Audit Fees                  $  16,000          $  10,350

Audit-Related Fees(1)       $  0               $  0

Tax Fees(2)                 $  12,765          $  8,660

All Other Fees(3)           $  0               $  0
                            ----------------------------------

Total                       $  28,765          $  19,010
                            ==================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3) All other fees consist of the aggregate fees billed for products and services provided by the registrant's principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the registrant's principal accountant for services rendered to the registrant for each of the registrant's last two fiscal years (2002 and 2003) were $8,660 and $12,765, respectively. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by the registrant's principal accountant for services rendered to the Eaton Vance organization (which includes the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant) for each of the registrant's last two fiscal years (2002 and 2003) were $ 0 and $0, respectively.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Required in Filing.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS

(a)(1)        Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)     Treasurer's Section 302 certification.
(a)(2)(ii)    President's Section 302 certification.
(b)           Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EATON VANCE SPECIAL INVESTMENT TRUST (ON BEHALF OF (EATON VANCE SMALL-CAP GROWTH
FUND))


By:   /S/ Thomas E. Faust, Jr.
      ------------------------
      Thomas E. Faust, Jr.

      President

Date:       February 20, 2004
            -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /S/ James L. O'Connor
---------------------------
      James L. O'Connor
      Treasurer


Date:       February 20, 2004
            -----------------


By:   /S/ Thomas E. Faust, Jr.
      ------------------------
      Thomas E. Faust, Jr.
      President


Date:       February 20, 2004
            -----------------